UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 16, 2026

FIVE BELOW, INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-35600	75-3000378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Market Street
Suite 300
Philadelphia, PA 19106
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 546-7909

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	FIVE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2026 Annual Meeting of Shareholders of Five Below, Inc. (the “Company”) was held on June 16, 2026 (the “Annual Meeting”). A total of 55,294,929 shares of the Company’s common stock were entitled to vote as of April 17, 2026, the record date for the Annual Meeting, of which 45,043,683 were present in person or by proxy at the Annual Meeting. The following is a summary of the final voting results for each matter presented to shareholders, which are described in detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the U.S. Securities and Exchange Commission on May 1, 2026.

PROPOSAL 1: Election of nine Directors to hold office until the 2027 Annual Meeting of Shareholders.

Name	For	Against	Abstentions	Broker Non-Votes
Winnie Y. Park	40,897,186	181,304	40,622	3,924,571
Karen Bowman	40,259,376	819,510	40,226	3,924,571
Michael F. Devine, III	40,526,656	552,202	40,254	3,924,571
Dinesh S. Lathi	40,822,743	255,958	40,411	3,924,571
Robert M. Lynch	41,040,612	38,144	40,356	3,924,571
Richard L. Markee	40,833,688	245,052	40,372	3,924,571
Ronald L. Sargent	39,695,375	1,383,493	40,244	3,924,571
Mimi E. Vaughn	40,730,008	348,851	40,253	3,924,571
Zuhairah S. Washington	40,787,716	290,993	40,403	3,924,571

PROPOSAL 2: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2027.

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,315,850	692,122	35,711	0

PROPOSAL 3: Approval on an advisory (non-binding) basis of the Company’s named executive officer compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,062,877	1,999,005	57,230	3,924,571

PROPOSAL 4: Vote on a shareholder proposal requesting a simple majority vote standard.

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,827,517	4,175,219	116,376	3,924,571

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Five Below, Inc.

By:	/s/ Daniel J. Sullivan
Name:	Daniel J. Sullivan
Title:	Chief Financial Officer and Treasurer

Date: June 16, 2026